MORGAN STANLEY CAPITAL I INC. ABS-15G

Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Morgan Stanley Mortgage Capital Holdings LLC (the “Sponsor”)

Morgan Stanley Capital I Inc. (the “Depositor”)

Morgan Stanley & Co. LLC (the “Initial Purchaser”)

1585 Broadway, 24th Floor

New York, New York 10036

3 April 2024

Re:	Morgan Stanley Residential Mortgage Loan Trust 2024-INV2 (the “Issuing Entity”)

Mortgage Pass-Through Certificates, Series 2024-INV2 (the “Certificates”)

Sample Mortgage Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Depositor and Initial Purchaser (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of mortgage loans (the “Mortgage Loans”) relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Initial Purchaser, on behalf of the Depositor, provided us with:

a.	Electronic data files (collectively, the “Provided Data Files”):

i.	Labeled “MSRM 2024-INV2 Population.xlsx” (the “Loan Listing Data File”), that the Initial Purchaser, on behalf of the Depositor, indicated contains a list of identification numbers (each, an “Investor Loan ID”) relating to certain mortgage loans (the “Base Preliminary Mortgage Loans”) that are expected to be representative of the Mortgage Loans and

ii.	Labeled “20240322_MSRM_2024_INV2_RA_Tape.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Initial Purchaser, on behalf of the Depositor, indicated contains information as of 1 April 2024 (the “Cut-off Date”) relating to certain mortgage loans (the “Preliminary Mortgage Loans”) that are expected to be representative of the Mortgage Loans,

b.	Imaged copies of the following items (collectively, the “Source Documents”):

i.	Promissory note (the “Note”),

ii.	Loan application or occupancy affidavit (collectively and as applicable, the “Application”),

iii.	Underwriting summary (the “Underwriting Summary”),

iv.	Appraisal report, appraisal waiver or summary of findings (collectively and as applicable, the “Appraisal”),

v.	PUD rider or condominium rider (the “Property Type Rider”),

vi.	Credit report (the “Credit Report”) and

vii.	Settlement statement or closing disclosure (collectively and as applicable, the “Settlement Statement”)

that the Initial Purchaser, on behalf of the Depositor, indicated relate to the Sample Mortgage Loans (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Loan Listing Data File, Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Initial Purchaser, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Base Preliminary Mortgage Loans, Preliminary Mortgage Loans or Mortgage Loans, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Initial Purchaser, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Mortgage Loans,

iii.	Whether the originator(s) of the Mortgage Loans complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

3 April 2024

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.	As instructed by the Initial Purchaser, on behalf of the Depositor, we randomly selected a sample of 228 Base Preliminary Mortgage Loans from the Loan Listing Data File (the “Base Sample 1 Mortgage Loans”). For the purpose of this procedure, the Initial Purchaser, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Base Sample 1 Mortgage Loans or the methodology they instructed us to use to select the Base Sample 1 Mortgage Loans from the Loan Listing Data File.

For the purpose of the procedures described in this report, the 228 Base Sample 1 Mortgage Loans are referred to as Sample Mortgage Loan Numbers 1 through 228.

2.	For each mortgage loan on the Loan Listing Data File and Preliminary Data File, we compared the Investor Loan ID, as shown on the Loan Listing Data File, to the corresponding Investor Loan ID, as shown on the Preliminary Data File, and noted that:

a.	All of the Preliminary Mortgage Loans included on the Preliminary Data File were included on the Loan Listing Data File,

b.	Five of the Base Preliminary Mortgage Loans included on the Loan Listing Data File were not included on the Preliminary Data File (the “Removed Base Preliminary Mortgage Loans”) and

c.	Three of the Removed Base Preliminary Mortgage Loans were Base Sample 1 Mortgage Loans (the “Removed Base Sample 1 Mortgage Loans”).

The Removed Base Sample 1 Mortgage Loans were Sample Mortgage Loan Numbers 146, 204 and 211. The 225 Base Sample 1 Mortgage Loans included on the Preliminary Data File are hereinafter referred to as the “Sample 1 Mortgage Loans.”

3.	As instructed by the Initial Purchaser, on behalf of the Depositor, we randomly selected a sample of three Preliminary Mortgage Loans that were not Sample 1 Mortgage Loans from the Preliminary Data File (the “Sample 2 Mortgage Loans,” together with the Sample 1 Mortgage Loans, the “Sample Mortgage Loans”). For the purpose of this procedure, the Initial Purchaser, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample 2 Mortgage Loans or the methodology they instructed us to use to select the Sample 2 Mortgage Loans from the Preliminary Data File.

For the purpose of the procedures described in this report, the three Sample 2 Mortgage Loans are referred to as Sample Mortgage Loan Numbers 229 through 231.

Attachment A Page 2 of 2

4.	For each Sample Mortgage Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents or Preliminary Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Initial Purchaser, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Initial Purchaser, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

Exhibit 1 to Attachment A Page 1 of 5

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)

Loan number	Investor Loan ID	Note	i.

Original principal balance	Original Loan Amount	Note

Original interest rate	Original Interest Rate	Note

First payment date	First Payment Date of Loan	Note

Maturity date	Maturity Date	Note

Property state	State	Note

Property zip code	Postal Code	Note

Original term	Original Term to Maturity	(a) Note or (b) Note and recalculation	ii.

Original interest only term	Original Interest Only Term	Note

Prepayment charge term	Prepayment Penalty Total Term	Note

Occupancy status	Occupancy	Application or Underwriting Summary	iii., iv.

Appraisal value	Original Appraised Property Value	Appraisal	v.

Property type	Property Type	Property Type Rider, Appraisal or Underwriting Summary	v., vi.

Sale price (if applicable)	Sales Price	Settlement Statement	vii.

Loan purpose	Loan Purpose	(a) Application and Note, (b) Credit Report and Note or (c) Note, Settlement Statement and recalculation	iii., vii., viii.

Junior lien balance	Junior Mortgage Balance	Underwriting Summary, Application or Settlement Statement	iii., vii., ix.

Exhibit 1 to Attachment A Page 2 of 5

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)

Original loan-to-value ratio	Original LTV	Recalculation	x., xi., xiii.

Combined loan-to-value ratio	Original CLTV	Recalculation	x., xii., xiii.

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the original term Sample Characteristic for each Sample Mortgage Loan that does not have the original term specifically stated in the Note, the Initial Purchaser, on behalf of the Depositor, instructed us to recalculate the original term as the sum of:

(a)	The difference in months between the maturity date and first payment date, both as shown in the Note, and

(b)	1.

iii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, provided one or more Applications. For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan with more than one Application, the Initial Purchaser, on behalf of the Depositor, instructed us to use the most recent Application as the Source Document (and in accordance with any other applicable note(s)).

iv.	For the purpose of comparing the occupancy status Sample Characteristic for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information in at least one of the Source Documents listed for such Sample Characteristic (and in accordance with any other applicable note(s)). We performed no procedures to reconcile any differences that may exist between the information in various Source Documents relating to the occupancy status Sample Characteristic.

v.	For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, provided one or more Appraisals. For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan with more than one Appraisal, the Initial Purchaser, on behalf of the Depositor, instructed us to use the Appraisal with the lowest appraisal value as the Source Document (and in accordance with any other applicable note(s).

Exhibit 1 to Attachment A Page 3 of 5

Notes: (continued)

vi.	For the purpose of comparing the property type Sample Characteristic for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information in at least one of the Source Documents listed for such Sample Characteristic (and in accordance with any other applicable note(s)). We performed no procedures to reconcile any differences that may exist between the information in various Source Documents relating to the property type Sample Characteristic.

For each Sample Mortgage Loan with a type of “S-Det./End Unit” and a design (style) of “Row”, “Duplex”, “Twin” or “Twnhse,” as shown in the Appraisal, the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement with a property type of “1 Family Attached”.

vii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, provided one or more Settlement Statements. For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan with more than one Settlement Statement, the Initial Purchaser, on behalf of the Depositor, instructed us to use the most recent Settlement Statement as the Source Document (and in accordance with any other applicable note(s)).

viii.	For the purpose of comparing the loan purpose Sample Characteristic for each Sample Mortgage Loan with a loan purpose of “First Time Home Purchase” or “Other-than-first-time Home Purchase,” as shown on the Preliminary Data File (each, a “Purchase Sample Mortgage Loan”), and one borrower, as shown in the Note (except for Sample Mortgage Loan Number 152), the Initial Purchaser, on behalf of the Depositor, instructed us to use the Application as the Source Document (and in accordance with any other applicable note(s)).

For the purpose of comparing the loan purpose Sample Characteristic for each Purchase Sample Mortgage Loan with more than one borrower, as shown in the Note (except for Sample Mortgage Loan Number 44), the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement with a loan purpose of “First Time Home Purchase” if at least one of the borrowers is a first-time home buyer, as shown on the Application.

For the purpose of comparing the loan purpose Sample Characteristic for Sample Mortgage Loan Numbers 44 and 152, the Initial Purchaser, on behalf of Depositor, instructed us to note agreement with a loan purpose of “First Time Home Purchase” if the borrower(s), as shown in the Note, do not have any prior mortgage loans, as shown in the Credit Report.

Exhibit 1 to Attachment A Page 4 of 5

Notes: (continued)

viii. (continued)

For each remaining Sample Mortgage Loan (each, a “Refinanced Sample Mortgage Loan”), the Initial Purchaser, on behalf of the Depositor, instructed us to calculate the “Amount to Borrower” as the difference between the:

(a)	Original principal balance, as shown in the Note, and

(b)	Sum of the:

(1)	Unpaid principal balance of any previous mortgage loan that is being refinanced, as shown in the Settlement Statement (and in accordance with any other applicable note(s)) and

(2)	Total closing costs relating to the Refinanced Sample Mortgage Loan, as shown in the Settlement Statement (and in accordance with any other applicable note(s)).

For each Refinanced Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement with a loan purpose of:

(a)	“Refinance – Cash Out” if the Amount to Borrower is greater than the lesser of (i) $2,000 and (ii) 1% of the original principal balance, as shown in the Note, or

(b)	“Refinance – Rate Term” for each remaining Refinanced Sample Mortgage

ix.	For the purpose of comparing the junior lien balance Sample Characteristic for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information in at least one of the Source Documents listed for such Sample Characteristic (and in accordance with any other applicable note(s)). We performed no procedures to reconcile any differences that may exist between the information in various Source Documents relating to the junior lien balance Sample Characteristic.

x.	For each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to calculate the “Value for LTV” as:

(a)	In the case of a Purchase Sample Mortgage Loan, the lesser of (1) the appraisal value, as shown in the Appraisal (and in accordance with any other applicable note(s)), and (2) the sale price (if applicable), as shown in the Settlement Statement (and in accordance with any other applicable note(s)), or

(b)	In the case of a Refinanced Sample Mortgage Loan, the appraisal value, as shown in the Appraisal (and in accordance with any other applicable note(s)).

Exhibit 1 to Attachment A Page 5 of 5

Notes: (continued)

xi.	For the purpose of comparing the original loan-to-value ratio Sample Characteristic for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to recalculate the original loan-to-value ratio by:

(a)	Dividing the original principal balance, as shown in the Note, by the Value for LTV, as calculated herein, and

(b)	Rounding the value calculated in (a) above to the fourth decimal place (X.XXXX).

xii.	For the purpose of comparing the combined loan-to-value ratio Sample Characteristic for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to recalculate the combined loan-to-value ratio by:

(a)	Summing the original principal balance, as shown in the Note, and junior lien balance, as shown in the applicable Source Document(s) (and in accordance with any other applicable note(s)),

(b)	Dividing the value calculated in (a) by the Value for LTV, as calculated herein, and

(c)	Rounding the value calculated in (b) above to the fourth decimal place (X.XXXX).

xiii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to ignore differences of +/- 0.0001 or less.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Initial Purchaser, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Difference

Sample Mortgage Loan Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

121	Property type	Condo, High Rise	Condo, Low Rise